Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Other Income and Expenses [Abstract]
Interest income	$ (4,075)	$ (4,915)	$ (5,478)
Interest expense	3,483	3,557	3,175
Foreign exchange loss	3,447	4,279	7,378
Gain on sale of investments			(9,172)
Other, net	3,243	3,154	5,045
Total	$ 6,098	$ 6,075	$ 948